UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 19, 2025 (September 15, 2025)

TEXAS MINERAL RESOURCES CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-53482	87-0294969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 21st Street #44

Galveston, TX 77550

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (915) 369-2133

Securities registered or to be registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

INTRODUCTORY NOTE

As previously announced in Forms 8-K filed with the Securities and Exchange Commission (“SEC”) on February 12, 2025 (“February 12 Form 8-K”) and February 20, 2025 (“February 20 Form 8-K,” and collectively with the February 12 Form 8-K, the “February 2025 Forms 8-K”), Texas Mineral Resources Corp. (the “Company”) entered into loan and securities purchase agreements with an aggregate of fifteen accredited investors, pursuant to which the investors lent the Company an aggregate principal amount of $1,098,000, convertible into an aggregate of 3,660,000 shares of common stock, par value $0.01 per share (“Common Stock), at a fixed conversion rate of $0.30 per share, and in connection therewith the investors received five-year warrants to purchase an aggregate of 10,980,000 shares of Common Stock at an exercise price of $0.30 per share (“Warrants”). As reported in a Form 8-K filed with the SEC on August 11, 2025, the Company announced that the principal amount of $1,098,000 of the notes were converted into 3,660,000 shares of Common Stock. In connection with the issuance of the Warrants, the Company granted piggy-back registration rights with respect to the resale of the shares of Common Stock underlying the Warrants and, commencing on February 10, 2026, if the resale of the underlying shares may not be effected pursuant to an effective resale registration statement, the Warrants provide for a net issuance exercise. As set forth in Item 8.01 below, there was a partial exercise of a Warrant issued in February 2025 in connection with this February 2025 transaction.

Item 3.02. Unregistered Sales of Equity Securities.

The February 2025 Forms 8-K previously reported the issuance of the Warrants that are exercisable to purchase an aggregate of 10,980,000 shares of Common Stock, and the February 2025 Forms 8-K also stated that the issuance of the underlying 10,980,000 shares of Common Stock, upon exercise of the Warrants, would be issued in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (“Securities Act”), pursuant to Section 4(a)(2) thereof, to the fifteen “accredited investors” as defined in Rule 501 of Regulation D promulgated by the SEC without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. The issuance of the 500,000 shares of Common Stock upon partial exercise of a Warrant issued in February 2025, as disclosed in Item 8.01 below (which disclosure in Item 8.01 is incorporated herein by reference), was issued in accordance therewith.

Item 8.01. Other Events.

On September 15, 2025, a holder of a Warrant issued in February 2025 partially exercised such Warrant and purchased 500,000 shares of Common Stock for an aggregate cash exercise price of $150,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Date: September 19, 2025	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer